EXHIBIT 4(d)





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                             DUQUESNE LIGHT COMPANY

                                       TO

                               JPMORGAN CHASE BANK

                                     TRUSTEE

                              ---------------------


                          SUPPLEMENTAL INDENTURE NO. 19

                           Dated as of April 15, 2002

                    Supplemental to the Indenture of Mortgage
                   and Deed of Trust dated as of April 1, 1992












Establishing a series of Securities designated
First Mortgage Bonds, Series P

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


      SUPPLEMENTAL INDENTURE NO. 19, dated as of April 15, 2002, between DUQUESNE LIGHT COMPANY, a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter sometimes called the "Company"), and JPMORGAN CHASE BANK, a New York banking corporation and successor by merger to The Chase Manhattan Bank, successor in trust to Mellon Bank, N.A., trustee (hereinafter sometimes called the "Trustee"), under the Indenture of Mortgage and Deed of Trust, dated as of April 1, 1992 (hereinafter called the "Original Indenture"), this Supplemental Indenture No. 19 being supplemental thereto. The Original Indenture and any and all indentures and instruments supplemental thereto are hereinafter sometimes collectively called the "Mortgage."

                             RECITALS OF THE COMPANY

     The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities.

     The Original Indenture has been recorded in the Recorders' Offices of the various counties of Pennsylvania as follows:

      In Allegheny County in Mortgage Book Vol. 12068, page 8;
      In Beaver County in Mortgage Book Vol. 1208, page 520;
      In Greene County in Mortgage Book Vol. 100, page 174;
      In Washington County in Mortgage Book Vol. 1873, page 1;
      In Westmoreland County in Mortgage Book Vol. 2862, page 221;

and has also been recorded in the Office of the Clerk of County Commission of Monongahela County, West Virginia, in Deed of Trust Book Vol. 672, page 129, the Office of the Clerk of County Commission of Hancock County, West Virginia, in Deed of Trust Book Vol. 293, page 46, the Recorder's Office of Belmont County, Ohio, in Mortgage Book Vol. 586, page 273, the Recorder's Office of Columbiana County, Ohio, in Mortgage Book Vol. 318, page 289, the Recorder's Office of Jefferson County, Ohio, in Mortgage Book Vol. 65, page 675, the Recorder's Office of Lake County, Ohio, in Mortgage Book Vol. 711, page 217, and the Recorder's Office of Monroe County, Ohio, in Mortgage Book Vol. 129, page 301.

      The Company has heretofore executed and delivered to the Trustee Supplemental Indentures for the purposes recited therein and for the purpose of creating series of Securities as set forth in Schedule A hereto.

     The Company desires to establish a series of Securities to be designated "First Mortgage Bonds, Series P", such series of Securities to be hereinafter sometimes called "Series No. 24."

     The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 19 to establish the Securities of Series No. 24 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 19 a valid agreement of the Company, and to make the Securities of Series No. 24 valid obligations of the Company, have been performed.


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     NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 19 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Mortgage and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

                              GRANTING CLAUSE FIRST

            All right, title and interest of the Company in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the generation, purchase, transmission, distribution or sale by the Company of electric energy (whether or not such use is the sole use of such property), including without limitation (a) all lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property or the occupancy or use of the same; (b) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (c) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (d) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (e) all buildings, offices, warehouses and other structures; and (f) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities and all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the generation, purchase, transmission, distribution or sale by the Company of electric energy;

                             GRANTING CLAUSE SECOND

            Subject to the applicable exceptions permitted by Section 810,
      Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 19 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 19;



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                             GRANTING CLAUSE FOURTH

            All other property of whatever kind and nature subjected or intended to be subjected to the Lien of the Mortgage by any of the terms and provisions thereof;

                                EXCEPTED PROPERTY

            Expressly excepting and excluding, however, from the Lien and operation of the Mortgage all Excepted Property of the Company, whether now owned or hereafter acquired;

      TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee forever;

      SUBJECT, HOWEVER, to Permitted Liens and to Liens which have been granted by the Company to other Persons prior to the date of the execution and delivery of the Original Indenture and subject also, as to any property acquired by the Company after the date of execution and delivery of the Original Indenture, to vendors' Liens, purchase money mortgages and other Liens thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class "A" Mortgage), it being understood that with respect to any of such property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class "A" Mortgage, the Lien of the Mortgage shall at all times be junior and subordinate to the Lien of such Class "A" Mortgage;

      IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

      PROVIDED, HOWEVER, that if, after the right, title and interest of the Trustee in and to the Mortgaged Property shall have ceased, terminated and become void in accordance with Article Nine of the Original Indenture, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Mortgage and the estate and rights thereby granted shall cease, terminate and be void, and the Trustee shall cancel and discharge the Mortgage and execute and deliver to the Company such instruments as the Company shall require to evidence the discharge thereof; otherwise the Mortgage shall be and remain in full force and effect; and

            THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

                                  ARTICLE ONE

                       TWENTY-FOURTH SERIES OF SECURITIES

     There is hereby created a series of Securities designated "First Mortgage Bonds, Series P", which series shall constitute Series No. 24. The form and terms of the Securities of Series No. 24 shall be established in or pursuant to an Officer's Certificate. The Securities of Series No. 24 shall be initially


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authenticated and delivered in the aggregate principal amount of $100,000,000, but shall not be limited in aggregate principal amount.

                                   ARTICLE TWO

     The Holders of the Securities of Series No. 24 shall be deemed to have consented to the execution and delivery of a supplemental indenture containing one or more, or all, the prospective amendments to the Original Mortgage set forth in Section 2 of Article Two of Supplemental Indenture No. 15, dated as of November 1, 1999.

                                 ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

     This Supplemental Indenture No. 19 is a supplement to the Mortgage. As supplemented by this Supplemental Indenture No. 19, the Mortgage is in all respects ratified, approved and confirmed, and the Mortgage and this Supplemental Indenture No. 19 shall together constitute one and the same instrument.



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            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture No. 19 to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    DUQUESNE LIGHT COMPANY


                                    By:
                                        ------------------------------
                                          Vice President and Treasurer

Attest:


------------------------------
      Secretary

                                    JPMORGAN CHASE BANK, Trustee


                                    By:
                                       ---------------------------
                                          Vice President

Attest:


------------------------------
      Authorized Officer



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COMMONWEALTH OF PENNSYLVANIA          )
                                      ) ss.:
COUNTY OF ALLEGHENY                   )


      On the day of April, 2002, before me personally came Frosina C. Cordisco, to me known, who, being by me duly sworn, did depose and say that she is a Vice President and the Treasurer of Duquesne Light Company, the corporation described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.


                                                Notary Public

COMMONWEALTH OF PENNSYLVANIA          )
                                      ) ss.:
COUNTY OF ALLEGHENY                   )


      On the day of April, 2002, before me personally came Kent M. Christman , to me known, who, being by me duly sworn, did depose and say that he is a Vice President of JPMorgan Chase Bank, the banking corporation described in and which executed the foregoing instrument; that he knows the seal of said banking corporation; that the seal affixed to said instrument is the seal of said banking corporation; that it was so affixed by authority of the Board of Directors of said banking corporation, and that he signed his name thereto by like authority.


                                                Notary Public



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                        CERTIFICATE OF PRECISE RESIDENCE

            I hereby certify that the precise residence of JPMorgan Chase Bank is One Oxford Centre, Suite 1100, Pittsburgh, Allegheny County, Pennsylvania.

                              -------------------------------------------
                              Authorized Signatory of JPMorgan Chase Bank

                                                            April  , 2002




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
                                   SCHEDULE A

Supplemental                                                     Principal
 Indenture      Dated    Securities  Series                      Amount
    No.         as of    Series No.  Designation  Authorized     Issued(1)       Outstanding(1)
------------    -----    ----------  -----------  ----------     ------------   -------------

     1         April 1,       1     Secured       $400,000,00    $400,000,000    $103,000,000
                 1992               Medium-Term
                                     Notes,
                                    Series B

     2        October 1,      2     First         $400,000,00    $400,000,000    $140,000,000
                 1992               Collateral
                                    Trust Bonds,
                                    Series C

     3       December 1,      3     First         $47,925,000     $47,925,000            None
                 1992               Collateral
                                    Trust Bonds,
                                    Pollution
                                     Control
                                    Series D

     4        March 30,     None    None                 None            None            None
                 1993

     5       June 1, 1993     4     First         $300,000,00    $300,000,000    $200,000,000
                                   Collateral
                                    Trust Bonds,
                                    Series E

     6       June 1, 1993     5     First         $25,000,000     $25,000,000            None
                                   Collateral
                                    Trust Bonds,
                                    Pollution
                                     Control
                                    Series F

     7        August 1,       6     First         $20,500,000     $20,500,000            None
                 1993               Collateral
                                    Trust Bonds,
                                    Pollution
                                     Control
                                    Series G

     8        March 21,     None    None                 None            None            None
                 1994

     9        October 1,      7     First         $75,500,000     $75,500,000            None
                 1994               Collateral
                                    Trust Bonds,
                                    Pollution
                                     Control
                                    Series H

     10       March 22,     None    None                 None            None            None
                 1995

     11      June 1, 1995     8     First         $923,000,00    $923,000,000            None
                                   Collateral
                                    Trust Bonds,
                                    Series I

     12       September       9     First         $685,000,00    $685,000,000            None
               1, 1995              Mortgage
                                     Bonds,
                                    Series J

     13       March 22,     None    None                 None            None          None
                 1996

     14       March 17,     None    None                 None            None            None
                 1997

     15      November 1,     10     First         $49,500,000     $49,500,000     $49,500,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series K1

     15      November 1,     11     First         $13,500,000     $13,500,000     $13,500,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series K2

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(1) As of April 30, 2002.


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

Supplemental                                                     Principal
 Indenture      Dated    Securities  Series                      Amount
    No.         as of    Series No.  Designation  Authorized     Issued(1)       Outstanding(1)
------------    -----    ----------  -----------  ----------     ------------   -------------

     15      November 1,     12     First         $33,955,000     $33,955,000     $33,955,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series K3

     15      November 1,     13     First         $21,500,000     $21,500,000     $21,500,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series L1

     15      November 1,     14     First         $20,500,000     $20,500,000     $20,500,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series L2

     15      November 1,     15     First         $4,655,000       $4,655,000      $4,655,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series L3

     15      November 1,     16     First         $25,000,000     $25,000,000     $25,000,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series M1

     15      November 1,     17     First         $13,700,000     $13,700,000     $13,700,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series M2

     15      November 1,     18     First         $18,000,000     $18,000,000     $18,000,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series M3

     15      November 1,     19     First         $44,250,000     $44,250,000     $44,250,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series M4

     15      November 1,     20     First         $75,500,000     $75,500,000     $75,500,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series M5

     15      November 1,     21     First         $50,000,000     $50,000,000     $50,000,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series N1

     15      November 1,     22     First         $47,925,000     $47,925,000     $47,925,000
                 1999               Mortgage
                                     Bonds,
                                    Pollution
                                     Control
                                    Series N2

     16                     None    None                 None            None            None

     17        April 1,     None    None                 None            None            None
                 2001

     18        April 1,      23     First        $200,000,000    $200,000,000    $200,000,000
                 2002               Mortgage
                                     Bonds,
                                    Series O

                                      Totals   $3,494,910,000  $3,494,910,000  $1,060,985,000


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2  As of April 30, 2002.


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                              RECORDING INFORMATION

                        Allegheny County, Pennsylvania
                        Office of Recorder of Deeds
                        Recorded
                        Mortgage Book Volume

                        Beaver County, Pennsylvania
                        Office of Recorder of Deeds
                        Recorded
                        Mortgage Book Volume

                        Greene County, Pennsylvania
                        Office of Recorder of Deeds
                        Recorded
                        Mortgage Book Volume

                        Washington County, Pennsylvania
                        Office of Recorder of Deeds
                        Recorded
                        Mortgage Book Volume

                        Westmoreland County, Pennsylvania
                        Office of Recorder of Deeds
                        Recorded
                        Mortgage Book Volume

                        Belmont County, Ohio
                        Office of Recorder
                        Received
                        Recorded
                        Mortgage Book Volume

                        Columbiana County, Ohio
                        Office of Recorder
                        Recorded
                        Official Records Volume

                        Jefferson County, Ohio
                        Office of Recorder
                        Received
                        Recorded
                        Official Records Volume



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                        Lake County, Ohio
                        Office of Recorder
                        Recorded
                        Official Records Volume

                        Monroe County, Ohio
                        Office of Recorder
                        Received
                        Recorded
                        Official Records Volume

                        Hancock County, West Virginia
                        Office of Clerk of County Commission
                        Recorded
                        Deed of Trust Book

                        Monongahela County, West Virginia
                        Office of Clerk of County Commission
                        Recorded
                        Deed of Trust Book